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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement of Precise Software Solutions Ltd. on Form F-1 of our report dated August 23, 2000, with respect to the financial statements of Savant Corporation as of and for the years ended June 30, 2000 and 1999, which report is included in the Registration Statement (Form F-1 No. 333-48878), as amended, filed with the Securities and Exchange Commission.



                                          /s/ Ernst & Young LLP
                                          ------------------------------


McLean, Virginia
November 13, 2000